UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     November 6, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, GA 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 6, 2012, AdCare Health Systems, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, MLV & Co. LLC (“MLV”), GVC Capital LLC (“GVC”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and C. K. Cooper & Company (“C. K. Cooper” and together with MLV, GVC and Ladenburg, the “Underwriters”), with respect to the sale by the Company of 450,000 shares (the “Shares”) of the Company’s newly designated 10.875% Series A Cumulative Redeemable Preferred Stock, no par value per share and liquidation preference of $25.00 per share (the “Series A Preferred Stock”), through the Underwriters on a “best efforts” basis (the “Offering”).  The Shares are being offered to the public at $23.00 per share.

The Shares will be issued pursuant to a final prospectus supplement dated November 6, 2012 and filed on November 7, 2012 with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-184534), which became effective on October 30, 2012.  The Underwriting Agreement provides that the Underwriters will offer and sell the Shares for the Company on a “best efforts” basis, and the Underwriters are under no obligation to purchase any Shares for their own account or sell any specific number of dollar amount of securities.  The Company expects to close the Offering on November 14, 2012, subject to the satisfaction of customary closing conditions as set forth in the Underwriting Agreement.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution under which the Company, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

In the ordinary course of business, the Underwriters or their respective affiliates may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they may receive customary fees and expenses.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

On November 1, 2012, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Articles of Incorporation (the “Charter”) with the Ohio Secretary of State to designate a new series of preferred stock, designated as the 10.875% Series A Cumulative Redeemable Preferred Stock (as further described below in Item 5.03).  The Series A Preferred Stock has a senior liquidation preference to the Company’s common stock.

Item 5.03                                           Amendments to Articles of Incorporation.

The Certificate of Amendment provides for the issuance of up to 750,000 shares of the Series A Preferred Stock.  The designations, rights and preferences of the Series A Preferred Stock include the following:

(i)                                     The holders are entitled to receive a 10.875% per annum cumulative quarterly dividend, payable in cash, on or about the last calendar day of March, June, September and December, provided that if any dividend payment date is not a business day, then the dividend which would have been payable on that dividend payment date will be paid on the next succeeding business day (unless the Company is prohibited from making such dividend payment pursuant to the terms of any of its agreements, including its existing or future indebtedness, or the terms of any class or series of the Company’s stock which ranks senior to the Series A Preferred Stock (the “senior shares”));

(ii)                                  The dividend may increase to a penalty rate of 12.875%:  (A) if the Company fails to pay dividends for any four consecutive or nonconsecutive quarterly dividend periods, or (B) once the Series A Preferred Stock becomes initially eligible for listing on a national securities exchange, if the Company fails, for 180 or more consecutive days, to maintain such listing (the events listed in clauses (A) and (B) being referred to as “Penalty Events”);

(iii)                               Following a change of control of the Company (as defined in the Certificate of Amendment) by a person or entity, the Company (or the acquiring entity) will be required to redeem the Series A Preferred Stock, in whole but not in part, within 120 days after the date on which the change of control has occurred for cash, at the redemption price;

(iv)                              The Company may not redeem the Series A Preferred Stock prior to December 1, 2017 (except the Company is required to redeem the Series A Preferred Stock following a change of control) and, on and after December 1, 2017, the Company may redeem the Series A Preferred Stock for cash at its option, from time to time, in whole or in part, at the redemption price;

(v)                                 The redemption price is $25.00 per share, plus any accrued and unpaid dividends (whether or not earned or declared);

(vi)                              The liquidation preference is $25.00 per share, plus any accrued and unpaid dividends (whether or not earned or declared);

(vii)                           The Series A Preferred Stock has no stated maturity date or mandatory redemption (except following a change of control) and is senior to all of the Company’s other securities; and

(viii)                        The holders of the Series A Preferred Stock have no voting rights, except:

1.                                      as otherwise required by law;

2.                                      with respect to any proposal to (A) create, authorize or increase the authorized or issued amount of any class or series of senior shares or (B) amend, alter or repeal any provisions of the Charter, whether by merger, consolidation or otherwise, in a manner which materially and adversely affects any right, preference, privilege or voting power of the holders of the Series A Preferred Stock; and

3.                                      the holders of the Series A Preferred Stock will have the right to elect two directors to the Company’s Board of Directors upon the occurrence of a Penalty Event.

The foregoing description does not purpose to be complete and is qualified in its entirety by reference to the Certificate of Amendment which is filed as Exhibit 3.5 to the Company’s Form 8-A filed on November 7, 2012 and is incorporated herein by reference.

Item 8.01                                           Other Events.

On November 7, 2012, Carlile Patchen & Murphy LLP rendered an opinion as to the validity of the Series A Preferred Stock and Rogers & Hardin LLP rendered an opinion with respect to certain tax matters, copies of which are filed as Exhibit 5.1 and Exhibit 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits.

1.1	Underwriting Agreement, dated November 6, 2012, by and among AdCare Health Systems, Inc., MLV & Co. LLC, GVC Capital LLC, Ladenburg Thalmann & Co. Inc. and C. K. Cooper & Company.

3.1

Certificate of Amendment to AdCare Health Systems, Inc.’s Amended and Restated Articles of Incorporation, dated November 1, 2012 (Incorporated by reference to Exhibit 3.5 to the Company’s Form 8-A filed November 7, 2012).

4.1	Form of 10.875% Series A Cumulative Redeemable Preferred Stock certificate.

5.1	Opinion of Carlile Patchen & Murphy LLP regarding the validity of the Shares.

8.1	Opinion of Rogers & Hardin LLP regarding tax matters.

23.1	Consent of Carlile Patchen & Murphy LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Rogers & Hardin LLP (contained in Exhibit 8.1 hereto).

99.1	Press Release Announcing Pricing of the Offering.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated November 6, 2012, by and among AdCare Health Systems, Inc., MLV & Co. LLC, GVC Capital LLC, Ladenburg Thalmann & Co. Inc. and C. K. Cooper & Company.

3.1

Certificate of Amendment to AdCare Health Systems, Inc.’s Amended and Restated Articles of Incorporation, dated November 1, 2012 (Incorporated by reference to Exhibit 3.5 to the Company’s Form 8-A filed November 7, 2012).

4.1	Form of 10.875% Series A Cumulative Redeemable Preferred Stock certificate.

5.1	Opinion of Carlile Patchen & Murphy LLP regarding the validity of the Shares.

8.1	Opinion of Rogers & Hardin LLP regarding tax matters.

23.1	Consent of Carlile Patchen & Murphy LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Rogers & Hardin LLP (contained in Exhibit 8.1 hereto).

99.1	Press Release Announcing Pricing of the Offering.